UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 4, 2013

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda (Address of principal executive offices)	N/A (Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                              Entry into a Material Definitive Agreement.

Standstill Agreement

On April 4, 2013, Nabors Industries Ltd. (the “Company”) entered into an agreement (the “Standstill Agreement”) with PHM Investment (USD) 1 S.à.r.l (the “Investor”) pursuant to which, among other things:

•                  The Company has agreed that it will appoint Howard Wolf (the “2013 Director Designee”) to its board of directors (the “Board”) and, provided that certain conditions are met, nominate the 2013 Director Designee for election as a director at the Company’s 2013 and 2014 annual meetings of shareholders.

•                  The Company has agreed, provided that certain conditions are met, that it will nominate an individual selected by the Company, subject to the approval of the 2013 Director Designee, who shall be independent of the Investor and would be considered an independent director of the Company under Section 303A of the New York Stock Exchange’s Listed Company Manual (the “2014 Director Designee” and, together with the 2013 Director Designee, the “Director Designees”), for election as a director at the Company’s 2014 annual meeting of shareholders.

•                  The Investor has agreed that during the Standstill Period (as defined below), it will cause all shares of the Company’s common stock for which it has the right to vote to be voted (i) in favor of each director nominated and recommended by the Board for election at any meeting of shareholders or in any consent solicitation, (ii) against any shareholder nominations for director which are not approved and recommended by the Board, and (iii) with respect to all other matters, other than certain extraordinary matters, in accordance with the recommendation of the majority of the non-management directors of the Board.

•                  The Investor has agreed that during the Standstill Period it and its affiliates will, among other things, (1) be limited in the number of the Company’s securities it may acquire, (2) be prohibited from making any shareholder proposal at any meeting of the Company’s shareholders, seeking to call a special meeting of the Company’s shareholders or participating in any proxy solicitation with respect to the Company, and (3) be prohibited, subject to certain exceptions, from acquiring any material assets or businesses of the Company or any of its subsidiaries and from engaging in any business combination transaction involving the Company or any of its subsidiaries or any material portion of its or their businesses.

•                  The Company has agreed that during the Standstill Period it will not increase the size of the Board in excess of eight members, and will not decrease the size of the Board if such decrease would result in the elimination of one or both of the Director Designees.

The foregoing limitations of the Standstill Agreement will be in effect from the date of the Standstill Agreement through the earliest of (1) the 18 month anniversary thereof, (2) the Company failing to (a) appoint the 2013 Director Designee to the Board within two business days of the execution of the Standstill Agreement or (b) include the 2013 Director Designee on its slate of directors nominated for election at the 2013 annual meeting of shareholders, or (3) the date that is 30 days prior to the last day of the advance notification period for the Company’s 2014 annual meeting of shareholders, if the Company fails to announce that it will be including on the Company’s slate of directors nominated for election at such annual meeting the Director Designees (other than as a result of a Director Designee’s refusal or inability to serve) (such period, the “Standstill Period”).  The foregoing description of the Standstill Agreement does not purport to be complete and is qualified in its entirety by reference to the Standstill Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  On April 4, 2013, the Company and the Investor issued a joint press release announcing the Standstill Agreement, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Rights Agreement Amendment

On April 4, 2013, in connection with the execution of the Standstill Agreement, the Company entered into Amendment No. 1 (the “Amendment”) to the Rights Agreement (the “Rights Agreement”), dated as of July 16, 2012, by and between the Company and Computershare Trust Company, N.A., as the rights agent, to exempt the

Investor from being an “Acquiring Person” (as such term is defined in the Rights Agreement) as a result of the acquisition by the Investor, together with its affiliates and associates, of up to 14.99% the Company’s outstanding shares of common stock in accordance with the Standstill Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 and is incorporated herein by reference.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2013, we issued a press release announcing that our Board of Directors had expanded the Board to eight members from seven and subsequently appointed Howard Wolf to fill the newly created vacancy.

A copy of the press release announcing Mr. Wolf’s appointment is attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.

Mr. Wolf, age 78, will receive the same compensation as other members of the Board of Directors:

•                           annual retainer of $100,000 (no additional amounts are paid for attendance at meetings);

•                           any director may elect to receive immediately vested stock options, in lieu of any cash payments, valued at the amount of the payment; and

•                           12,000 restricted shares upon initial appointment to the Board, as well as an annual grant of 15,000 restricted shares, which vest over a three-year period.

Directors are also parties to an indemnification agreement with the Company.

Item 9.01                                 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1

Amendment No. 1, dated as of April 4, 2013, to the Rights Agreement, dated as of July 16, 2012, between Nabors Industries Ltd. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the Registration Statement on Form 8-A filed by Nabors Industries Ltd. on April 4, 2013).

10.1	Agreement, dated as of April 4, 2013, by and between Nabors Industries Ltd. and PHM Investment (USD) 1 S.à.r.l.

99.1	Joint Press Release issued by Nabors Industries Ltd. and PHM Investment (USD) 1 S.à.r.l. on April 4, 2013.

99.2	Press Release issued by Nabors Industries Ltd. On April 4, 2013 regarding appointment of new director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: April 4, 2013	By:	/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1

Amendment No. 1, dated as of April 4, 2013, to the Rights Agreement, dated as of July 16, 2012, between Nabors Industries Ltd. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the Registration Statement on Form 8-A filed by Nabors Industries Ltd. on April 4, 2013).

10.1	Agreement, dated as of April 4, 2013, by and between Nabors Industries Ltd. and PHM Investment (USD) 1 S.à.r.l.

99.1	Joint Press Release issued by Nabors Industries Ltd. and PHM Investment (USD) 1 S.à.r.l. on April 4, 2013.

99.2	Press Release issued by Nabors Industries Ltd. On April 4, 2013 regarding appointment of new director.